Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of October 26, 2006 to the Credit Agreement dated as of September 1,2004 (the “Credit Agreement”) among MOODY’S CORPORATION (the “Company”), the Borrowing subsidiaries, partyt hereto, the LENDERS party thereto (the “Lenders”), THE BANK OF NEW YORK, as Documentation Agent, CITIBANK, N.A., as Syndication Agent, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) increase the limit on sale-leaseback and certain lien transactions to $250,000,000 and (ii) increase the amount by which the Facility Commitments (as defined in the Credit Agreement) may be increased under the Credit Agreement to $340,000,000;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, from and after the Amendment Effective Date (as defined in Section 8 below), refer to the Credit Agreement as amended hereby.

SECTION 2. Increase of Limit on Liens. Section 6.01 of the Credit Agreement is amended by deleting the reference to “$150,000,000” in the proviso and replacing it with “$250,000,000”.

SECTION 3. Increase of Limit on Sale-Leaseback Transactions. Section 6.04 of the Credit Agreement is amended by deleting the reference to “$150,000,000” and replacing it with “$250,000,000.”

SECTION 4. Increase of Expansion Feature of Revolver. Section 2.08(d) of the Credit Agreement is amended by deleting the reference to “$80,000,000” and replacing it with “$340,000,000.”

SECTION 5. Representations of Borrower. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

SECTION 6. Governing Law. This Amendment shall be govemed by and construed in accordance with the laws of the State of New York.

SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures there to and hereto were upon the same instrument.

SECTION 8. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received from each of the Company and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MOODY’S CORPORATION

By:	/s/ Carlton Charles
Name:	Carlton Charles
Title:	Vice President Treasurer

JPMorgan Chase Bank, N.A. as a Lender and as Administrative Agent

By:	/s/ Deborah Winkley
Name:	Deborah Winkley
Title:	Vice President

Citibank, N.A. as a Lender and as Syndication Agent

By:	/s/ John Judge
Name:	John Judge
Title:	Vice President

The Bank of New York, as a Lender and as Documentation Agent

By:	/s/ Kevin Higgins
Name:	Kevin Higgins
Title:	Vice President

SunTrust Bank, as a Lender

By:	/s/ Katherine L. Bass
Name:	Katherine L. Bass
Title:	Vice President

Barclays Bank PLC as a Lender

By:	/s/ Phillip F. Bradshaw
Name:	PHILLIP F. BRADSHAW
Title:	DIRECTOR, NORTH AMERICA

The Northern Trust Company, as a Lender

By:	/s/ Ashish S. Bhagwat
Name:	ASHISH S. BHAGWAT
Title:	VICE PRESIDENT

3